SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2001


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-21930                   77-0340829
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)            Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant, issued on May 1, 2001, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, and includes certain unaudited consolidated financial statements of Registrant at March 31, 2001 and for the three months ended March 31, 2001.

         The item titled "Amortization of intangibles" on the Registrant's unaudited condensed consolidated statement of operations for the three months ended March 31, 2001 was originally inadvertently titled "Purchased in-process technology" in the press release issued on May 1, 2001.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements. None.

         (b)  Pro Forma Financial Information. None.

         (c)  Exhibits.

              Exhibit 99.1  Press Release of the Registrant dated
                            May 1, 2001, which announced the operating results for the quarter ended March 31, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 3, 2001                                     BIOSOURCE INTERNATIONAL, INC.


                                                By:    /S/ CHARLES C. BEST
                                                    --------------------------
                                                       Charles C. Best
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER

99.1              Press Release dated May 1, 2001, which                 5
                  announced the operating results for the
                  quarter ended March 31, 2001.


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